UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 22, 2020

Aramark

(Exact Name of Registrant Specified in Charter)

Delaware	001-36223	20-8236097
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2400 Market Street Philadelphia, Pennsylvania	19103
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 238-3000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock, par value $0.01 per share	ARMK	New York Stock Exchange

Item 2.02	Results of Operations and Financial Condition.

On April 22, 2020, Aramark (the “Company”) issued a press release presenting, among other things, certain preliminary results of its operations for the quarter ended March 27, 2020. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference into this Item 2.02.

The information set forth under this Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01	Regulation FD Disclosure.

In connection with the offering of the Notes described in Item 8.01 below, the Company is disclosing in a confidential offering circular dated April 22, 2020 (the “Preliminary Offering Circular”) certain updates to its business relating to the impact of the coronavirus (COVID-19) pandemic and related risks, an amendment to the Company’s credit facility providing for relief from certain financial covenants, and certain preliminary results of its operations for the quarter ended March 27, 2020. This information is set forth in Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference into this Item 7.01.

The information set forth under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

On April 22, 2020, the Company issued a press release relating to a private offering by its indirect wholly owned subsidiary, Aramark Services, Inc. (the “Issuer”), pursuant to Rule 144A and Regulation S under the Securities Act of 1933, as amended, of $1,250 million aggregate principal amount of senior unsecured notes due 2026 (the “Notes”). The Issuer intends to use the net proceeds from the offering of the Notes for general corporate purposes.

The full text of the press release is filed as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference into this Item 8.01.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

99.1	Press release presenting certain preliminary results for the quarter ended March 27, 2020

99.2	Excerpt from the Preliminary Offering Circular dated April 22, 2020

99.3	Press release relating to the offering of the Notes

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARAMARK

By:	/s/ James J. Tarangelo
Name:	James J. Tarangelo
Title:	Vice President and Treasurer

Dated: April 22, 2020